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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Lear Corporation's previously filed Registration Statements on Form S-8 File Nos. 33-55783, 33-57237, 33-61739, 333-03383, 333-06209, 333-16413,
         333-16415, 333-28419, 333-59467, 333-62647 and Form S-3 File Nos.
         33-16341 and 333-43085


                                                         /s/ ARTHUR ANDERSEN LLP


Detroit, Michigan
March 26, 1999.